UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  October 22, 2009

FIND THE WORLD INTERACTIVE, INC.

(Exact name of registrant as specified in its charter)

Delaware

(State of Incorporation)

333-134287

(Commission File Number)

59-253 9657

 (I.R.S. Employer Identification Number)

5449 Carnaby Place
Sechelt, B.C,V0N 3A7
(Address of principal executive offices)

(604) 740 6302

(Registrant's telephone Number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[   ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[   ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[   ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

[   ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 4 – Matters Related to Accountants and Financial Statements

Item 4.01 – Changes in Registrant’s Certifying Accountant

FIND THE WORLD INTERACTIVE, INC. (the “Registrant”) has engaged new auditors as its independent accountants to audit its financial statements.  The Registrant’s board of directors dismissed the former auditors and approved the change of auditors to STS Partners LLP., Certified Public Accountants effective on October 14, 2009.

During the years ended December 31, 2006, December 31, 2007, December 31, 2008  and for the nine month period ended September 30, 2009, there were no disagreements with the Registrant's former accountants, Jorgensen & Co, on any matter of accounting principles or practices, financial statement disclosure, or auditing scope or procedure.

During the years ended December 31, 2006, December 31, 2007 and December 31, 2008, the Registrant’s former accountant’s report on the Registrant’s financial statements contained the qualification that the Registrant’s financial statements were prepared assuming that the Registrant will continue as a going concern.  Given that the Registrant has suffered losses from operations and the satisfaction of liabilities and commitments are dependent upon the Registrant’s ability to meet its future financing requirements and the success of its future operations, there is substantial doubt about the Registrant’s ability to continue as a going concern.  The Registrant’s financial statements do not include any adjustments that might result from the outcome of this uncertainty.  Other than the qualification regarding uncertainty of the Registrant’s ability to continue as a going concern, the Registrant’s former accountant’s report on the Registrant’s financial statements did not contain an adverse opinion, a disclaimer of opinion or qualification or modification as to uncertainty, audit scope or accounting principles.

The Registrant has provided Jorgensen & Co with a copy of this Current Report on Form 8-K prior to its filing with the SEC, and requested that they furnish the Registrant with a letter addressed to the SEC stating whether they agree with the statements made in this Current Report on Form 8-K, and if not, stating the aspects with which they do not agree.  A copy of the letter provided by Jorgensen & Co , dated October 22, 2009, is attached to this Form 8-K as an exhibit.

The Registrant has engaged the firm of STS Partners LLP, Certified Public Accountants as of October 14, 2009.  During the years ended December 31, 2006, December 31, 2007, December 31, 2008  and for the nine month period ended September 30, 2009, STS Partners LLP was not consulted on any matter relating to accounting principles to a specific completed or proposed transaction or the type of audit opinion that might be rendered on our financial statements.  During the years ended December 31, 2006, December 31, 2007, December 31, 2008  and for the nine month period ended September 30, 2009, STS Partners LLP did not provide any written or oral advice that was an important factor considered by it in reaching any decision as to accounting, auditing or financial reporting issues.

Section 9 - Financial Statements and Exhibits

Item 9.01 - Financial Statements and Exhibits

(a)

Financial Statements of Business(es) Acquired

Not Applicable

(b)

Pro forma Financial Information

Not Applicable

(c)

Exhibits

16.1

Letter from Former Accountant

16.2

Letter from the New Accountant

SIGNATURES

Pursuant to the requirements of the Securities and Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: October 22, 2009

FIND THE WORLD INTERACTIVE, INC.

Per: /s/Gordon Clayton

Gordon Clayton,

President, C.E.O. and Director